Exhibit 10.78
EXECUTION COPY
AMENDMENT NO. 1
Dated as of April 10, 2008
to
CREDIT AGREEMENT
Dated as of November 2, 2007
          THIS AMENDMENT NO. 1 (“Amendment”) is made as of April 10, 2008 (the “Effective Date”) by and among NetApp, Inc. (f/k/a Network Appliance, Inc.), a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of November 2, 2007 by and among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., Citicorp USA, Inc. and Standard Chartered Bank, as Co-Documentation Agents, BNP Paribas, as Syndication Agent and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
          WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;
          WHEREAS, the Borrower, the Lenders party hereto, constituting the Required Lenders under the Credit Agreement, and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.
          1. Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
          (a) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Consolidated EBITDA” means, with reference to any period, the sum of the following: (a) Consolidated Net Income for such period, plus (b) without duplication and to the extent deducted from revenues in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) expense for taxes paid or accrued during such period, (iii) all amounts attributable to depreciation, (iv) amortization during such period, (v) extraordinary non-cash charges incurred other than in the ordinary course of business during such period, (vi) nonrecurring extraordinary non-cash restructuring charges, (vii) share-based non-cash compensation expense, and (viii) any non-cash charge with respect to the amortization of the value or cost of any derivative instrument that is excluded from the definition of “Swap Agreement” below by reason of clause (b) or clause (c) of the proviso at the end of that definition, minus without duplication and to the extent included in determining such Consolidated Net Income, (c) interest income, (d) extraordinary non-cash gains realized other than in the ordinary course of business and (e) any cash payments made during such period in respect of the item described in clause (vii) above subsequent to the fiscal quarter in which the relevant share-based non-cash compensation expense was incurred, all calculated for the Borrower and its Subsidiaries in accordance with GAAP on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), (i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes (i) assets comprising all or substantially all or any significant portion of a business or operating unit of a business, or (ii) all or substantially all of the common stock or other Equity Interests of a Person, and (b) involves the payment of consideration by the Borrower and its Subsidiaries in excess of $50,000,000; and “Material Disposition” means any sale, transfer or disposition of property or series of related sales, transfers, or dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $50,000,000.
          (b) The definition of “Swap Agreement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Swap Agreement” means any agreement entered into for the primary purpose of hedging or mitigating risk or speculation with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that the following shall be excluded from this definition: (a) any of the foregoing involving, or settled by reference to, Equity Interests of the Borrower and entered into or issued in connection with compensatory arrangements for directors, officers, employees or consultants of the Borrower or any of the Subsidiaries, (b) any of the foregoing that is, or at the election of the issuer may be, settled (after payment of any premium for any option or any prepayment under any forward contract) through the issuance of Equity Interests of the Borrower, and (c) any of the foregoing to the extent it constitutes a derivative embedded in a convertible security issued by the Borrower that involves, or is settled by reference to, Equity Interests of the Borrower (including, for avoidance of doubt, “net share settled” convertible securities).
          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) evidence reasonably satisfactory to it that the certain Secured Credit Agreement dated as of October 5, 2007 by and among the Borrower and JPMorgan Chase Bank, National Association is amended on terms and conditions substantially similar to this Amendment.

2

          3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
          (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof, except to the extent such representation and warranty specifically refers to an earlier date, in which case it was true and correct in all material respects as of such earlier date.
          4. Reference to and Effect on the Credit Agreement.
          (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Pages Follow]

3

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

NETAPP, INC. (f/k/a Network Appliance, Inc.),
as the Borrower

By:	/s/ Ingemar Lanevi

Name: Ingemar Lanevi
Title: VP and Corporate Treasurer
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
individually as a Lender and as Administrative Agent

By:	/s/ Anthony Galea

Name: Anthony Galea
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

BNP PARIBAS,
individually as a Lender and as Syndication Agent

By:	/s/ Mathew Harvey

Name: Mathew Harvey
Title: Managing Director

By:	/s/ Stuart Darby

Name: Stuart Darby
Title: Director
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender and as a Co-Documentation Agent

By:

Name:
Title:
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

CITICORP USA, INC.,
individually as a Lender and as a Co-Documentation Agent

By:

Name:
Title:
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

STANDARD CHARTERED BANK,
individually as a Lender and as a Co-Documentation Agent

By:	/s/ Alok Gupta

Name: Alok Gupta
Title: Director

By:	/s/ Robert K. Reddington

Name: Robert K. Reddington
Title: AVP/Credit Documentation Credit Risk Control
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ William Yarbenet

Name: William Yarbenet
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

MERRILL LYNCH BANK USA,
as a Lender

By:	/s/ Louis Alder

Name: Louis Alder
Title: First Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

DEUTSCHE BANK AG New York Branch,
as a Lender

By:	/s/ Andreas Neumeier

Name: Andreas Neumeier
Title: Managing Director

By:	/s/ Yvonne Tilden

Name: Yvonne Tilden
Title: Director
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Alicia Kachmarik

Name: Alicia Kachmarik
Title: Assistant Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Raed Y. Alfayoumi

Name: Raed Y. Alfayoumi
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of November 2, 2007
NetApp, Inc.